Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-K of nStor Technologies, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, H. Irwin Levy, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1)        The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2)        The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                             /s/ H. Irwin Levy
                                                                                                             ---------------------
                                                                                                             H. Irwin Levy
                                                                                                             Chief Executive Officer
                                                                                                             March 23, 2004